UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive, Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 26, 2021, SeaWorld Parks & Entertainment, Inc. (the “Issuer”), a subsidiary of SeaWorld Entertainment, Inc. (the “Company”) issued (i) a conditional notice of partial redemption (the “Conditional Notice of Partial Redemption”) for the Issuer’s 9.500% Second-Priority Senior Secured Notes due 2025 (the “Notes”) and (ii) a conditional notice of full redemption for the Notes not purchased pursuant to the Conditional Notice of Partial Redemption (the “Conditional Notice of Full Redemption,” together with the Conditional Notice of Partial Redemption, the “Redemption Notices”).

The Conditional Notice of Partial Redemption states that $50,000,000 aggregate principal amount of the Notes will be redeemed on August 25, 2021 at a price equal to the sum of (i) 103% of the principal amount of the Notes to be redeemed, plus (ii) accrued and unpaid interest, if any, to, but excluding, the redemption date. The Conditional Notice of Full Redemption states that $400,000,000 aggregate principal amount of the Notes will be redeemed on August 25, 2021 at a price equal to the sum of (i) 100% of the principal amount of the Notes to be redeemed, plus (ii) the Applicable Premium (as defined in the indenture governing the Notes) as of the redemption date plus (iii) accrued and unpaid interest, if any, to, but excluding, the redemption date.

The redemptions pursuant to the Redemption Notices are conditioned on the completion of a financing, which may be notes, loans or other securities, or a combination thereof, on or prior to the redemption date, by the Issuer on terms satisfactory to the Issuer and in an aggregate principal amount satisfactory to the Issuer.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: July 26, 2021	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary